UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2018 (July 18, 2018)

FC GLOBAL REALTY INCORPORATED

(Exact Name of Registrant Specified in Charter)

Nevada

0-11635

59-2058100

(State or Other

(Commission File

(I.R.S. Employer

Jurisdiction of

Number)

Identification No.)

Incorporation)

2300 Computer Avenue, Building G, Willow Grove, PA 19090

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 215-619-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Items

On July 18, 2018 The Nasdaq Stock Market announced that it will delist the common stock of FC Global Realty Incorporated (OTC/TASE “FCRE”). FCRE’s stock was suspended on June 20, 2018 and has not traded on Nasdaq since that time. Nasdaq announced that it will file a Form 25 with the Securities and Exchange Commission to complete the delisting. The delisting becomes effective ten days after the Form 25 is filed. FCRE’s common stock is currently quoted on OTC Pink and TASE under the symbol “FCRE”.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

Description of Exhibit

99.1        Press Release from The Nasdaq Stock Market, dated July 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FC GLOBAL REALTY INCORPORATED

Date: July 18, 2018

By: /s/ Michael R. Stewart

Michael R. Stewart

Chief Executive Officer